UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 23, 2007
Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2267, Windsor Place, 3rd Floor 18 Queen Street, Hamilton HM JX Bermuda	N/A
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
CONSENT OF DELOITTE & TOUCHE (FOR INTER-OCEAN HOLDINGS LTD.)
AUDITED FINANCIAL STATEMENTS OF INTER-OCEAN HOLDINGS LTD. FOR THE YEAR ENDED DECEMBER 31, 2006
PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS OF ENSTAR GROUP LIMITED AS OF DECEMBER 31, 2006 (UNAUDITED)
EXPLANATORY NOTE
     We are amending the Current Report on Form 8-K that we filed on March 1, 2007 to include the Financial Statements of Business Acquired and Pro Forma Financial Information set forth below under Item 9.01 Financial Statements and Exhibits.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(a) Financial Statements of Business Acquired.
          The required financial statements of Inter-Ocean Holdings Ltd. are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.
(b) Pro Forma Financial Information.
          The required pro forma combined financial information is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.
(d) Exhibits.
23.1	Consent of Deloitte & Touche (for Inter-Ocean Holdings Ltd.)

99.1	Audited financial statements of Inter-Ocean Holdings Ltd. for the year ended December 31, 2006.

99.2	Pro Forma Condensed Combined Consolidated Financial Statements of Enstar Group Limited as of December 31, 2006 (Unaudited).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENSTAR GROUP LIMITED
Date: May 11, 2007	By:	/s/ richard j. harris
Richard J. Harris
Chief Financial Officer

EXHIBIT INDEX
23.1	Consent of Deloitte & Touche (for Inter-Ocean Holdings Ltd.)

99.1	Audited financial statements of Inter-Ocean Holdings Ltd. for the year ended December 31, 2006.

99.2	Pro Forma Condensed Combined Consolidated Financial Statements of Enstar Group Limited as of December 31, 2006 (Unaudited).